UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2014

First Horizon National Corporation
(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 8.01. Other Events.

Since 2011 First Horizon National Corporation, certain affiliated companies, and individual defendants (collectively, “First Horizon”) have defended themselves in a lawsuit with the Federal Housing Finance Agency (“FHFA”), as conservator for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The lawsuit concerned the purchase by Fannie Mae and Freddie Mac of certain securities backed by mortgage loans originated by First Horizon prior to its sale of its national mortgage businesses in 2008. On April 29, 2014, in order to avoid the substantial costs and risks of litigation of this matter, First Horizon entered into a settlement agreement with FHFA, Fannie Mae, and Freddie Mac. As a result, First Horizon will pay $110 million to the plaintiffs and the 2011 lawsuit will be dismissed.

First Horizon does not expect to materially adjust its earnings for the first quarter of 2014, which First Horizon previously announced on April 17, 2014. First Horizon had established a reserve for this matter as of March 31, 2014, and insurance was available for a portion of the settlement.

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

First Horizon’s earnings for the second quarter of 2014 are not expected to be materially impacted in connection with the settlement.

Furnished as Exhibit 99.1 is a copy of First Horizon’s press release, related to the matters discussed above, which is scheduled to be issued April 29, 2014.

The foregoing information and the exhibit are furnished pursuant to Items 2.02 and 7.01. The foregoing information speaks as of the date of this Report, and the exhibit speaks as of its date. First Horizon does not assume any obligation to update said information in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Text of Press Release scheduled to be issued April 29, 2014.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 29, 2014	By:	/s/ William C. Losch III
Executive Vice President and
Chief Financial Officer
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EXHIBIT INDEX

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of First Horizon’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Text of Press Release scheduled to be issued April 29, 2014.
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